UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2017

AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

27271 Las Ramblas, Suite 200
Mission Viejo, California  92691
 (Address of principal executive offices)

(949) 614-0700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 27, 2017, Auxilio, Inc. (the "Company") issued a press release disclosing its financial results for the fiscal year ended December 31, 2016.  On that same day, the Company held a conference call to discuss its financial results for the fiscal year ended December 31, 2016.  The press release is furnished as Exhibit 99.1 and the transcript of the conference call is furnished as Exhibit 99.2 to this Form 8-K.

Item 7.01  Regulation FD Disclosure.

On March 27, 2017, the Company updated its investor presentation slide deck which the Company and its management use as a presentation tool for potential investors at investor conferences and is posted on the Company's website, www.auxilioinc.com. A copy of the investor presentation is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

All of the foregoing information, including Exhibits 99.1, 99.2, and 99.3 are being furnished under Item 2.02 and Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Auxilio, Inc. dated March 27, 2017
99.2	Transcript for Conference Call
99.3	Auxilio Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIO, INC.

Date:	March 28, 2017
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer